                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report dated February 27, 1998 and to all references to our firm included in or made a part of MTL Inc.'s registration statement on Form S-4.

                                                            ARTHUR ANDERSEN LLP

Tampa, Florida
October 30, 1998